NO. 333 - 119202

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 26, 2004

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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           -------------------------

                        Post-Effective Amendment No. 1 to
                                    FORM S-11
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933

                           -------------------------

                         PERMANENT FINANCING (NO. 6) PLC
            (Exact name of Registrant 1 as specified in its charter)

        BLACKWELL HOUSE, GUILDHALL YARD, LONDON EC2V 5AE, UNITED KINGDOM,
                               (+44) 020 7556 0970
  (Address and telephone number of Registrant 1's principal executive offices)

Puglisi & Associates
                           850 Library Ave., Suite 204
                                Newark, DE  19711
                                 (302) 738-6680


      (Name, address and phone number of Registrant 1's agent for service)

                        PERMANENT FUNDING (NO. 1) LIMITED
            (Exact name of Registrant 2 as specified in its charter)
        Blackwell House, Guildhall Yard, London EC2V 5AE, United Kingdom,
                               (+44) 020 7556 0970
   (Address and telephone number of Registrant 2's principal executive offices)

                              Puglisi & Associates
                           850 Library Ave., Suite 204
                                Newark, DE  19711
                                 (302) 738-6680


      (Name, address and phone number of Registrant 2's agent for service)
                       PERMANENT MORTGAGES TRUSTEE LIMITED
            (Exact name of Registrant 3 as specified in its charter)

          47 ESPLANADE, ST. HELIER, JERSEY JE1 0BD, (+44) 01534 510 924 (Address and telephone number of Registrant 3's principal executive offices)

                              Puglisi & Associates
                           850 Library Ave., Suite 204
                                Newark, DE  19711
                                 (302) 738-6680


      (Name, address and phone number of Registrant 3's agent for service)

                            -------------------------
                                   Copies to:

David Balai                            Christopher Bernard, Esq.           Robert Torch, Esq.
HBOS Treasury Services plc             Allen & Overy LLP                   Sidley Austin Brown & Wood
33 Old Broad Street                    One New Change                      Woolgate Exchange, 25 Basinghall Street
London EC2N 1HZ, United Kingdom        London EC4M 9QQ, United Kingdom     London EC2V 5HA, United Kingdom


     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [box]
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [box] No. 333-119202
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [box]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [box]
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


This amendment is being filed for the purpose of amending certain exhibits.

Explanatory Note: This Post-Effective Amendment No. 1 to the Registration Statement is being filed solely to amend certain exhibits previously filed with the Registration Statement. Exhibit 4.1 (Form of Loan Confirmation), Exhibit 4.2 (Form of Amended and Restated Mortgages Trust Deed), Exhibit 4.3 (Form of Amended and Restated Mortgage Sale Agreement), Exhibit 4.4 (Form of Deed of Charge of Permanent Financing (No. 6) PLC), Exhibit 4.5 (Fifth Deed of Accession to the Amended and Restated Deed of Charge of Permanent Funding (No. 1) Limited), Exhibit 4.6 (Form of Issuer Trust Deed), Exhibit 4.7 (Form of Issuer Paying Agent and Agent Bank Agreement), Exhibit 4.9 (Form of Issuer Cash Management Agreement), Exhibit 4.10 (Form of Amended and Restated Servicing Agreement), Exhibit 4.11 (Form of Post-Enforcement Call Option Agreement),
Exhibit 4.12 (Form of Issuer Bank Account Agreement), Exhibit 10.1 (Form of Amended and Restated Funding 1 Liquidity Facility Agreement), Exhibit 10.2.1 (Form of series 1 Class A Dollar Currency Swap Agreement), Exhibit 10.2.2 (Form of series 1 Class B Dollar Currency Swap Agreement), Exhibit 10.2.3 (Form of series 1 Class C Dollar Currency Swap Agreement), Exhibit 10.2.4 (Form of series 2 Class A Dollar Currency Swap Agreement), Exhibit 10.2.5 (Form of series 2 Class B Dollar Currency Swap Agreement), Exhibit 10.2.6 (Form of series 2 Class C Dollar Currency Swap Agreement), Exhibit 10.3 (Form of Amended and Restated Funding 1 Swap Agreement), Exhibit 10.4 (Form of Sixth Start-up Loan Agreement),
Exhibit 10.5.1 (Form of Amended and Restated Master Definitions and Construction Schedule), Exhibit 10.5.2 (Form of Issuer Master Definitions and Construction Schedule) and Exhibit 10.6.1 (Form of Issuer Corporate Services Agreement) are being filed to reflect amendments to these exhibits as previously filed.

ITEM 36.FINANCIAL STATEMENTS AND EXHIBITS
(A) FINANCIAL STATEMENTS:
     Financial statements for each of Permanent Financing (No. 6) PLC and Permanent Funding (No. 1) Limited are filed as part of this registration statement. There are no additional schedules to the financial statements.


(b) Exhibits:

EXHIBIT NO.  DESCRIPTION OF EXHIBIT                                  SEQUENTIAL
                                                                    PAGE NUMBER
------------  ---------------------------------------------------  ------------
1.1           Form of Underwriting Agreement
3.1.1         Memorandum and Articles of Association of Permanent
              Financing (No. 6) PLC (4)
3.1.2         Memorandum and Articles of Association of Permanent
              Funding (No. 1) Limited(1)
3.1.3         Memorandum and Articles of Association of Permanent
              Mortgages Trustee Limited(1)
4.1           Form of Amended and Restated Intercompany Loan
              Terms and
              Conditions(2) and Form of Loan Confirmation
4.2           Form of Amended and Restated Mortgages Trust Deed
4.3           Form of Amended and Restated Mortgage Sale
              Agreement
4.4           Form of Deed of Charge of Permanent Financing (No.
              6) PLC
4.5           Fifth Deed of Accession to the Amended and Restated
              Deed of Charge of Permanent Funding (No. 1) Limited
4.6           Form of Issuer Trust Deed
4.7           Form of Issuer Paying Agent and Agent Bank
              Agreement
4.8           Form of Amended and Restated Cash Management
              Agreement(3)
4.9           Form of Issuer Cash Management Agreement
4.10          Form of Amended and Restated Servicing Agreement
4.11          Form of Post-Enforcement Call Option Agreement
4.12          Form of Issuer Bank Account Agreement
5.1           Opinion of Allen & Overy as to validity (4)
8.1           Opinion of Allen & Overy as to US tax matters (4)
8.2           Opinion of Allen & Overy as to UK tax matters (4)
8.3           Opinion of Mourant du Feu & Jeune as to Jersey tax
              matters (4)
10.1          Form of Amended and Restated Funding 1 Liquidity
              Facility Agreement
10.2.1        Form of series 1 Class A Dollar Currency Swap
              Agreement
10.2.2        Form of series 1 Class B Dollar Currency Swap
              Agreement
10.2.3        Form of series 1 Class C Dollar Currency Swap
              Agreement
10.2.4        Form of series 2 Class A Dollar Currency Swap
              Agreement
10.2.5        Form of series 2 Class B Dollar Currency Swap
              Agreement
10.2.6        Form of series 2 Class C Dollar Currency Swap
              Agreement
10.3          Form of Amended and Restated Funding 1 Swap
              Agreement
10.4          Form of Sixth Start-up Loan Agreement
10.5.1        Form of Amended and Restated Master Definitions and
              Construction Schedule
10.5.2        Form of Issuer Master Definitions and Construction
              Schedule
10.6.1        Form of Issuer Corporate Services Agreement
10.6.2        Form of Mortgages Trustee Corporate Services
              Agreement(1)
10.6.3        Form of Funding 1 Corporate Services Agreement(1)
23.1          Consent of Allen & Overy (included in Exhibits 5.1,
              8.1 and 8.2)(4)
23.2          Consent of Mourant du Feu & Jeune (included in
              Exhibit 8.3)(4)
23.3          Consent of auditors(4)
24.1          Power of Attorney(4)
25.1          Statement of Eligibility of Trustee (Form T-1) (4)


(1) Incorporated by reference from the Form S-11 filed by Permanent Financing (No. 1) PLC (File No. 333-88874) which became effective on June 11, 2002.
(2) Incorporated by reference from the Form S-11 filed by Permanent Financing (No. 2) PLC (File No. 333-102040) which became effective on February 26, 2003.
(3) Incorporated by reference from the Form S-11 filed by Permanent Financing (No. 4) PLC (File No. 333-111850) which became effective on March 1, 2004.
(4) Previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-11 and has duly caused this registration statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorised, in the city of London, on November 26 2004.


PERMANENT FINANCING (NO. 6) PLC

By: /s/ Jonathan Keighley
-------------------------------------
Name:  SFM Directors Limited by
       its authorized person
       Jonathan Keighley for and
       on its behalf

Title: Director

PERMANENT FUNDING (NO. 1) LIMITED

By: /s/ Jonathan Keighley
--------------------------------------
Name:  SFM Directors Limited by
       its authorized person
       Jonathan Keighley for and
       on its behalf

Title: Director

PERMANENT MORTGAGES TRUSTEE LIMITED

By:  /s/ David Balai
----------------------
Name:  David Balai

Title: Director

     Pursuant to the requirements of the Securities Act of 1933, this registration statement or amendment thereto has been signed by the following persons in the capacities and on the dates indicated below.


PERMANENT FINANCING (NO. 6) PLC

SIGNATURE                                              TITLE        DATE
----------------------------------------------------   ----------   -----------
By:   /s/ Jonathan Keighley                                         11/26/04
      ----------------------------------------
Name: SFM Directors Limited by its authorized          Director
      person Jonathan Keighley for and on its
      behalf


By:   /s/ James Macdonald                                           11/26/04
      -----------------------------------------
Name: SFM Directors (No. 2) Limited by its             Director
      authorized person James Macdonald for
      and on its behalf


By:   /s/ David Balai                                               11/26/04
      -----------------------------------------
Name: David Balai                                      Director



PERMANENT FUNDING (NO. 1) LIMITED


SIGNATURE                                              TITLE        DATE
----------------------------------------------------   ----------   -----------
By:   /s/ Jonathan Keighley                                         11/26/04
      -----------------------------------------
Name: SFM Directors Limited by its authorized          Director
      person Jonathan Keighley for and on its
      behalf


By:   /s/ James Macdonald                                           11/26/04
      -----------------------------------------
Name: SFM Directors (No. 2) Limited by its             Director
      authorized person James Macdonald for
      and on its behalf


By:   /s/ David Balai                                               11/26/04
      -----------------------------------------
Name: David Balai                                      Director

PERMANENT MORTGAGES TRUSTEE LIMITED

SIGNATURE                                              TITLE        DATE
----------------------------------------------------   ----------   -----------
By:   /s/ Michael George Best                                       11/26/04
      ---------------------------------------------
Name: Michael George Best                              Director



By:   /s/ Peter John Richardson                                     11/26/04
      ---------------------------------------------
Name: Peter John Richardson                            Director


By:   /s/ David Balai                                               11/26/04
      ---------------------------------------------
Name: David Balai                                      Director

                    SIGNATURE OF AUTHORIZED REPRESENTATIVE OF
                         PERMANENT FINANCING (NO. 6) PLC

     Pursuant to the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Permanent Financing (No.
6) PLC, has signed this registration statement or amendment thereto in New York, New York on November 26, 2004.

By:     /s/ Donald J. Puglisi
        ---------------------------------------------

Name:   Donald J. Puglisi
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Office: Authorized Representative in the United
        States
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                    SIGNATURE OF AUTHORIZED REPRESENTATIVE OF
                        PERMANENT FUNDING (NO. 1) LIMITED

     Pursuant to the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Permanent Funding (No.
1) Limited, has signed this registration statement or amendment thereto in New York, New York on November 26, 2004.

By:     /s/ Donald J. Puglisi
        ---------------------------------------------

Name:   Donald J. Puglisi
        ---------------------------------------------

Office: Authorized Representative in the United
        States
        ---------------------------------------------






                    SIGNATURE OF AUTHORIZED REPRESENTATIVE OF

                      PERMANENT MORTGAGES TRUSTEE LIMITED

     Pursuant to the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Permanent Mortgages Trustee Limited, has signed this registration statement or amendment thereto in New York, New York on November 26, 2004.

By:     /s/ Donald J. Puglisi
        ---------------------------------------------

Name:   Donald J. Puglisi
        ---------------------------------------------

Office: Authorized Representative in the United
        States
        ---------------------------------------------